UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2023

SVB Financial Group
(Exact name of registrant as specified in its charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC

Depositary shares, each representing a 1/40th interest in a share of 5.250% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Item 2.02.	Results of Operations and Financial Condition.
On January 19, 2023, SVB Financial Group (the “Company”) announced its financial results for the fourth quarter ended December 31, 2022. A copy of the release and a fourth quarter CEO letter and earnings slides are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in such filing.

Item 8.01.	Other Events.
On January 19, 2023, the Company's Board of Directors declared a quarterly cash dividend of $13.125 per share (representing $0.328125 per depositary share) on the Series A Preferred Stock. The dividend is payable on February 15, 2023 to holders of record at the close of business on February 1, 2023.
On January 19, 2023, the Company's Board of Directors declared a quarterly cash dividend of $1,025 per share (representing $10.25 per depositary share) on the Series B Preferred Stock. The dividend is payable on February 15, 2023 to holders of record at the close of business on February 1, 2023.
On January 19, 2023, the Company's Board of Directors declared a quarterly cash dividend of $1,000 per share (representing $10.00 per depositary share) on the Series C Preferred Stock. The dividend is payable on February 15, 2023 to holders of record at the close of business on February 1, 2023.
On January 19, 2023, the Company's Board of Directors declared a quarterly cash dividend of $1,062.50 per share (representing $10.625 per depositary share) on the Series D Preferred Stock. The dividend is payable on February 15, 2023 to holders of record at the close of business on February 1, 2023.
On January 19, 2023, the Company's Board of Directors declared a quarterly cash dividend of $1,175 per share (representing $11.75 per depositary share) on the Series E Preferred Stock. The dividend is payable on February 15, 2023 to holders of record at the close of business on February 1, 2023.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release, dated January 19, 2023, announcing the Company's financial results for the fourth quarter ended December 31, 2022
99.2	Q4 2022 CEO Letter and Earnings Slides
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2023	SVB FINANCIAL GROUP

	By:	/s/ KAREN HON
	Name:	Karen Hon
	Title:	Chief Accounting Officer and Principal Accounting Officer